UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Soliciting Material Pursuant to §240.14a-12

ValueVision Media, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

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On May 30, 2014, ValueVision Media, Inc. issued a press release announcing that it had filed a presentation with the Securities and Exchange Commission in connection with the Company’s 2014 Annual Meeting of Shareholders to be held on Wednesday, June 18, 2014. Copies of the press release and the presentation are filed herewith.

For Immediate Release

VALUEVISION FILES INVESTOR PRESENTATION

Urges All Shareholders to Protect the Value of Their Investment

By Voting the WHITE Proxy Card

MINNEAPOLIS, MN – MAY 30, 2014 — ValueVision Media, Inc. (NASDAQ: VVTV) (“ValueVision” or the “Company”), a multichannel electronic retailer via TV, Internet and mobile, announced that it has filed a presentation with the U.S. Securities and Exchange Commission (“SEC”) in connection with the Company’s 2014 Annual Meeting of Shareholders to be held on Wednesday, June 18, 2014. The presentation is available on the Investor Relations section of the Company’s website at http://shophq.mwnewsroom.com/Presentations and on the SEC’s website at www.sec.gov.

Highlights of the presentation include:

•	ValueVision has a history of value creation;

•	ValueVision has an accountable and decisive management team that has developed and successfully executed on a strategic plan to restore and significantly grow shareholder value over the long-term;

•	ValueVision has a highly experienced and engaged Board of Directors; and

•	The Clinton Group has made no case that they should control the Board or that they are better qualified to continue the existing Board’s program to create significant shareholder value.

ValueVision’s shareholders are reminded that their vote is important, no matter how many or how few shares they own. Whether or not shareholders plan to attend the Annual Meeting, they have an opportunity to protect their investment by voting the WHITE proxy card “FOR” ValueVision’s eight highly qualified and experienced nominees: Jill Botway, John Buck, William Evans, Landel Hobbs, Sean Orr, Lowell Robinson, Randy Ronning and Keith Stewart.

Advisors

Jefferies LLC is acting as financial advisor and Simpson Thacher & Bartlett LLP and Barnes & Thornburg LLP are acting as legal advisors to ValueVision.

Your Vote Is Important, No Matter How Many Or How Few Shares You Own

If you have questions about how to vote your shares, or need additional assistance,

please contact the firm assisting us in the solicitation of proxies:

INNISFREE M&A INCORPORATED

Shareholders Call Toll-Free: (888) 750-5834

Banks and Brokers May Call Collect: (212) 750-5833

REMEMBER:

We urge you NOT to sign any Gold proxy card sent to you by Clinton. If you have already done so, you have every right to change your vote by signing, dating and returning the enclosed WHITE proxy card TODAY in the postage-paid envelope provided. If you hold your shares in Street-name, your custodian may also enable voting by telephone or by Internet—please follow the simple instructions provided on your WHITE proxy card.

About ValueVision Media/ShopHQ (www.shophq.com/ir)

ValueVision Media, Inc. operates as ShopHQ, a multichannel retailer that enables customers to shop and interact via TV, phone, Internet and mobile in the merchandise categories of Home & Consumer Electronics, Beauty, Health & Fitness, Fashion & Accessories, and Jewelry & Watches. The ShopHQ television network reaches over 87 million cable and satellite homes and is also available nationwide via live streaming at www.shophq.com. Please visit www.shophq.com/ir for more investor information.

Forward-Looking Information

This release may contain certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements contained herein that are not statements of historical fact may be deemed forward-looking statements. These statements are based on management’s current expectations and accordingly are subject to uncertainty and changes in circumstances. Actual results may vary materially from the expectations contained herein due to various important factors, including (but not limited to): consumer preferences, spending and debt levels; the general economic and credit environment; interest rates; seasonal variations in consumer purchasing activities; the ability to achieve the most effective product category mixes to maximize sales and margin objectives; competitive pressures on sales; pricing and gross sales margins; the level of cable and satellite distribution for our programming and the associated fees; our ability to establish and maintain acceptable commercial terms with third-party vendors and other third parties with whom we have contractual relationships, and to successfully manage key vendor relationships; our ability to manage our operating expenses successfully and our working capital levels; our ability to remain compliant with our long-term credit facility covenants; our ability to successfully transition our brand name; the market demand for television station sales; our management and information systems infrastructure; challenges to our data and information security; changes in governmental or regulatory requirements; litigation or governmental proceedings affecting our operations; significant public events that are difficult to predict, or other significant television-covering events causing an interruption of television coverage or that directly compete with the viewership of our programming; and our ability to obtain and retain key executives and employees. More detailed information about those factors is set forth in the Company’s filings with the Securities and Exchange Commission, including the Company’s annual report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this announcement. The Company is under no obligation (and expressly disclaims any such obligation) to update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

Important Information

This release may be deemed to be solicitation material in respect of the solicitation of proxies from shareholders in connection with one or more meetings of the Company’s shareholders, including the Company’s 2014 Annual Meeting of Shareholders. On May 9, 2014, the Company filed with the Securities and Exchange Commission (“SEC”) a proxy statement and a WHITE proxy card in connection with the Company’s 2014 Annual Meeting of Shareholders. The Company, its directors and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies from shareholders in connection with the Company’s 2014 Annual Meeting of Shareholders. Information concerning the interests of these directors and executive officers in connection with the matters to be voted on at the Company’s 2014 Annual Meeting of Shareholders is included in the proxy statement filed by the Company with the SEC in connection with such meeting. In addition, the Company files annual, quarterly and special reports, proxy and information statements, and other information with the SEC. The proxy statement for the 2014 Annual Meeting of Shareholders is available, and any other relevant documents and any other material filed with the SEC concerning the Company will be, when filed, available, free of charge at the SEC website at http://www.sec.gov. SHAREHOLDERS ARE URGED TO READ CAREFULLY THE PROXY STATEMENT FILED BY THE COMPANY AND ANY OTHER RELEVANT DOCUMENTS FILED WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION WITH RESPECT TO PARTICIPANTS.

Contacts

Media:

Dawn Zaremba

ShopHQ

dzaremba@shophq.com

(952) 943-6043 O

Tim Lynch / Jed Repko

Joele Frank, Wilkinson Brimmer Katcher

(212) 355-4449

Investors:

David Collins / Eric Lentini

Catalyst Global LLC

vvtv@catalyst-ir.com

(212) 924-9800 O

(917) 734-0339 M

Arthur Crozier / Scott Winter / Jonathan Salzberger

Innisfree M&A Incorporated

(212) 750-5833

BUILDING AND INSPIRING COMMUNITIES SHQP
THROUGH SHOPPING ShopHQ.com
ValueVision Media
(NASDAQ: VVTV)
THE RIGHT LEADERSHIP &
STRATEGY TO CREATE
SHAREHOLDER VALUE
May 28, 2014

DISCLOSURES SHQP ShopHQ.com SAFE HARBOR
This document contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements contained herein that are not statements of historical fact may be deemed forward-looking statements. These statements are based on management’s current expectations and accordingly are subject to uncertainty and changes in circumstances. Actual results may vary materially from the expectations contained herein due to various important factors, including (but not limited to): consumer preferences, spending and debt levels; the general economic and credit environment; interest rates; seasonal variations in consumer purchasing activities; the ability to achieve the most effective product category mixes to maximize sales and margin objectives; competitive pressures on sales; pricing and gross sales margins; the level of cable and satellite distribution for our programming and the associated fees; our ability to establish and maintain acceptable commercial terms with third-party vendors and other third parties with whom we have contractual relationships, and to successfully manage key vendor relationships; our ability to manage our operating expenses successfully and our working capital levels; our ability to remain compliant with our long-term credit facility covenants; our ability to successfully transition our brand name; the market demand for television station sales; our management and information systems infrastructure; challenges to our data and information security; changes in governmental or regulatory requirements; litigation or governmental proceedings affecting our operations; significant public events that are difficult to predict, or other significant television-covering events causing an interruption of television coverage or that directly compete with the viewership of our programming; and our ability to obtain and retain key executives and employees. More detailed information about those factors is set forth in the Company’s filings with the Securities and Exchange Commission, including the Company’s annual report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this document. The Company is under no obligation (and expressly disclaims any such obligation) to update or alter its forward-looking statements whether as a result of new information, future events or otherwise. The Company includes information on the Future State of the business in certain instances in the following presentation. This information is intended to identify aspirational goals of the Company with respect to certain metrics, and is not tied to a specific date or timeline. These aspirational objectives are forward-looking statements and should be read in conjunction with the company’s risk factors identified in our most recent annual report on Form 10-K and periodic reports filed after such 10-K.
Adjusted EBITDA and Adjusted Net Income/(Loss)
EBITDA represents net income (loss) for the respective periods excluding depreciation and amortization expense, interest income (expense) and income taxes. The Company defines Adjusted EBITDA as EBITDA excluding debt extinguishment; non-operating gains (losses); non-cash impairment charges and write-downs; activist shareholder response costs; and non-cash share-based compensation expense. The Company defines Adjusted Net Income/(Loss) as net income/(loss) excluding non-cash impairment charges and write-downs; debt extinguishment; and activist shareholder response costs. The Company has included the term “Adjusted EBITDA” in our EBITDA reconciliation in order to adequately assess the operating performance of our television and Internet businesses and in order to maintain comparability to our analyst’s coverage and financial guidance, when given. Management believes that the terms Adjusted EBITDA and Adjusted Net Income/(Loss) allow investors to make a more meaningful comparison between our business operating results over different periods of time with those of other similar companies. In addition, management uses Adjusted EBITDA as a metric to evaluate operating performance under the Company’s management and executive incentive compensation programs. Adjusted EBITDA and Adjusted Net Income/(Loss) should not be construed as alternatives to operating income (loss), net income (loss) or to cash flows from operating activities as determined in accordance with generally accepted accounting principles and should not be construed as measures of liquidity. Adjusted EBITDA and Adjusted Net Income/(Loss) may not be comparable to similarly entitled measures reported by other companies. The Company has included a reconciliation of each of Adjusted EBITDA and Adjusted Net Income/(Loss) to net income (loss), their most directly comparable GAAP financial measure, in Appendix C of this document.
LTM LTM refers to the Last Twelve Months of reported company information on or about the date of this presentation. Data in this document may be unaudited.
IMPORTANT INFORMATION
This document may be deemed to be solicitation material in respect of the solicitation of proxies from shareholders in connection with one or more meetings of the Company’s shareholders, including the Company’s 2014 Annual Meeting of Shareholders. On May 9, 2014, the Company filed with the SEC a proxy statement and a WHITE proxy card in connection with the Company’s 2014 Annual Meeting of Shareholders. The Company, its directors and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies from shareholders in connection with the Company’s 2014 Annual Meeting of Shareholders. Information concerning the interests of these directors and executive officers in connection with the matters to be voted on at the Company’s 2014 Annual Meeting of Shareholders is included in the proxy statement filed by the Company with the SEC in connection with such meeting. In addition, the Company files annual, quarterly and special reports, proxy and information statements, and other information with the SEC. The proxy statement for the 2014 Annual Meeting of Shareholders is available, and any other relevant documents and any other material filed with the SEC concerning the Company will be, when filed, available, free of charge at the SEC website at http://www.sec.gov. SHAREHOLDERS ARE URGED TO READ CAREFULLY THE PROXY STATEMENT FILED BY THE COMPANY AND ANY OTHER RELEVANT DOCUMENTS FILED WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION WITH RESPECT TO PARTICIPANTS.

EXECUTIVE SUMMARY SHQP
ShopHQ.com
ValueVision – A History of Value Creation
– A Leading Scalable Multi-Channel Retailer
– Rebranded and Transformed as ShopHQ
• Accountable and Decisive Management Team Have Developed and Successfully Executed on a Strategic
Plan to Restore and Significantly Grow Shareholder Value Over the Long-Term
– Experienced Management Team that has Dramatically Turned Around the Company’s Fortunes
– Strong Share Price Performance and a Well-Articulated Strategy for Sustained, Profitable Growth
– Strong Performance Across All Critical Operating Metrics
– Significantly Improved Financial Profile
– Poised To Grow and Substantially Enhance Shareholder Value
• Highly Experienced and Engaged Board
– Highly Qualified and Experienced with a Fresh Perspective – 5 of the 8 Board Members Have Joined in the Last
3 Years as Part of an Ongoing Review of the Company’s Needs
– Average Director Tenure of 3.5 Years
– Extensive Media, Executive and Public Company Experience
• Clinton Group is Seeking Control with a Weak Slate
– They have Made No Case that They Should Control the Board or that They are Better Qualified to Continue the
Existing Board’s Program to Create Significant Shareholder Value
– Dissident Nominees Do Not Have Relevant and Recent Experience or Expertise
– Proposals Restated Existing and Ongoing Strategy

WORLD-CLASS LEADERSHIP SHQP
ShopHQ.com
Board of Directors
Jill Botway John Buck William Evans Landel C. Hobbs
(Joined in 2013) (Joined in 2004) (Joined in 2011) (Joined in 2014)
Recently appointed President and CRO of Collective Media Former Global EVP & Director of Sales & Marketing, Interactive Media Holdings
Chairman, Medica CEO of Former Chairman and Interim CEO of VVTV Former President and COO of Fingerhut Companies
Former EVP & CFO, Witness Systems Prosource and Management Sciences America Former Partner at KPMG
Former COO and CFO of Time Warner Cable Former SVP of Turner Broadcasting Prior Senior Role at KPMG
Sean Orr Lowell Robinson Randy Ronning Keith Stewart
(Joined in 2011) (Joined in 2014) (Joined in 2009) (Joined in 2009)
CFO and Treasurer of Accretive Former Health Former EVP & CFO of IPG Prior Senior Roles at PepsiCo Former Partner at KPMG
CFO & COO of MIVA Former CFO at HotJobs.com Former CFO & CAO of Advo Prior Senior Financial Positions at Citigroup and Kraft Foods
Chairman of the Board Former EVP and Chief , Merchandising Officer, QVC Prior Executive Roles at J.C. Penney
CEO of VVTV Former VP of Merchandising, QVC USA
Former General Manager of QVC Germany
Management
Bob Ayd – President Bill McGrath – EVP & CFO Carol Steinberg – COO
(Joined in 2010) (Joined in 2010) (Joined in 2009)
Keith Stewart – CEO (Joined in 2009)
Former EVP and Chief Merchandising Officer at QVC USA Former SVP at Macy’s
Former VP Global Sourcing Operations and Finance at QVC Former Vice President Corporate Quality Assurance and Quality Control at QVC
Vice President at David’s Bridal Director of Online Marketing and Business Development at QVC

IN 2008, VALUEVISION WAS A FAILING BUSINESS
SHQP ShopHQ.com
Issues Facing Company in 2008 Results of Management’s Strategy Today
Narrow Product Mix and Shrinking Customer Base ✓ 80% Active Customer Growth and Broadly Expanded
Product Offering
High Return Rates ✓ Return Rate Improvement of 28%
Burdensome Cost of Cable and Satellite Distribution ✓ 38% Improvement in Distribution Costs per Household
$51 million Operating Loss ✓ $18 million Operating Profit, a $69 million improvement
✓ Simplified Capital Structure
GE Preferred Stock Overhang and Liquidity Concerns ✓ Retired Expensive GE Preferred Instrument
✓ Obtained a $75 million, cost effective PNC credit facility
✓ Well Positioned With World Class Management Team
Unstable Leadership – 4 CEOs in the year and a half prior to Mr. Stewart becoming CEO in January 2009
✓ Highly Qualified and Experienced Board with Average Tenure of 3.5 Years
The turnaround since The Company’s 2008/2009 penny stock status has been completed and ValueVision has already demonstrated that it has entered a new stage to grow and dramatically enhance shareholder value

SHOPHQ TODAY: SHQP
A SCALABLE, MULTI-CHANNEL RETAILER ShopHQ.com
Highly Scalable, Multi-
Platform Electronic Retailer
(TV / Online / Mobile) WATERFORD CRYSTAL SONY INVICTA VERSACE Calvin Klein
Attractive Operating and Financial Profile
Loyal, Attractive Customer Demographic
Strong, Emotional Connection with Large Addressable TV Audience
Diverse Product Offerings SHQP from In-Demand Brands

PRIMARY DRIVERS OF SHAREHOLDER VALUE

SHQP

ShopHQ.com

Our base of customers is growing in size and is more engaged



- **Sustainable topline growth and product cost management drive value creation**
  - The largest costs, distribution and transaction expenses, are predominantly fixed

Total Customers ✖ **Average Price Point** ✖ **Average Purchase Frequency** = **Total Revenue**

- **Increasing total customers by:**
  - Lowering average price point to offer a lower entry point for new customers and appeal to impulse buyers
  - Expanding household distribution and improving awareness with better channel positioning
  - Adjusting merchandising mix to appeal to a broader customer base
- **Increasing average purchase frequency by:**
  - Improving selection of "repurchase-oriented" products (i.e., Fashion and Beauty)
  - Enhancing customer experience and Brand engagement through Online & Mobile applications

	F08	F09	F10	F11	F12[(1)]	F13	
Total Customers (000s)	754	1,022	1,144	1,060	1,132	1,357	12.4% 5-Year CAGR
Average Selling Price	$176	$108	$101	$104	$96	$81	(14.3%) 5-Year CAGR
Average Annual Purchase Frequency	4.3x	4.8x	4.9x	5.0x	5.3x	5.8x	6.2% 5-Year CAGR

(1) Because ValueVision follows a 4-5-4 retail calendar, every five to six years the Company has an extra week of operations in its reporting cycle, and this occurred in fiscal 2012. Therefore, full year fiscal 2012 has 53 weeks as compared to the same period for other presented years of 52 weeks. The extra week in F12 is not included in these calculations to show the numbers on a comparable basis.

Customer growth and increased purchase frequency will accelerate the revenue growth profile as average selling price stabilizes around $80 per item

7

FOUR KEY GROWTH STRATEGIES SHQP
ShopHQ.com
1. Broaden and Diversify Merchandising Mix with Compelling Product
ValueVision’s Scaleable Operating Model
2. Expand and Optimize TV Distribution Platform
3. Be a Watch & Shop Anytime, Anywhere Experience
4. Grow Customer Base, Purchase Frequency and Retention
An engaged customer base creates the foundation for long-term, sustainable growth

MANAGEMENT HAS EXPANDED MERCHANDISING MIX WITH COMPELLING AND BRAND-ENCHANCING PRODUCTS…

SHQP

ShopHQ.com



Jewelry & Watches

Salvatore Ferragamo
GUCCI
INVICTA
VERSACE
Gem Treasures
Diamond TREASURES

Home & Consumer Electronics

Apple ELECTRONICS
SONY
SIMMONS
SAMSUNG
WATERFORD CRYSTAL
Canon

Beauty, Health & Fitness

BORGHESE
ISOMERS
SKINN DIMITRI JAMES
PHILIP KINGSLEY LONDON
Rodial nature-science-skincare

Fashion & Accessories

Patricia Nash
PRIX DE DRESSAGE
PERLINA NEW YORK
matisse
Calvin Klein
KATE & MALLORY
ELLEN TRACY
Brooks Brothers
ARIAT

Management has accelerated its introduction of new and margin enhancing merchandise

9

…TO DIVERSIFY PRODUCT MIX AND DRIVE CONSUMER ENGAGEMENT

SHQP

ShopHQ.com

Management's continuous product mix improvement has driven customer engagement



- Airtime and inventory is routinely refocused on products with a proven ability to best communicate our value proposition, convert viewers into customers and drive engagement with existing customers
  - Jewelry & Watches is targeted to be a smaller fraction of sales; while the products contribute higher than average margins, they also have lower than average purchase frequency and higher return rates
- Recent merchandising changes have enhanced our brand amongst our viewers and contributed to our margins by reducing transaction costs per item and improving return rates

Increased Product Diversification


100%
80%
60%
40%
20%
0%
7%
5%
32%
56%
11%
13%
33%
43%
14%
16%
40%
30%
F08
F13
Target Future State
Jewelry & Watches
Home & Consumer Electronics
Beauty, Health, & Fitness
Fashion & Accessories

Management's successful diversification of product mix drives increased customer counts and higher purchase frequency

10

EXPAND AND OPTIMIZE TV DISTRIBUTION PLATFORM

SHQP

ShopHQ.com

Increased visibility by improving channel positions that our customers frequent

- Company has affiliation agreements with all major cable, satellite and telecom distribution providers
- Household footprint has increased 20% since 2008 to 87 million homes
- Improved quality of channel position through lower channel positions and second channel exposure
- Annual cost per home declined from $1.74 in 2008 to $1.07 in 2013; results in annual rate savings of $55 million



U.S. Household Penetration



ShopHQ
Total US(1)
87 million
~115 million

(1) Source: Nielsen, May 2013.

Increased Second+ Channel Presence



2008
17%
83%
Current
22%
78%
2 Channels +
1 Channel
2 Channels +
1 Channel

Select Cable & Satellite TV Distribution Partners

Mediacom, Comcast, dish Network, Charter, Verizon, Time Warner Cable, at&t, DirecTV, Cox Communications, Cablevision

Management's focus on TV distribution and negotiations has improved ShopHQ's exposure and reduced its impact to cost structure to maximize financial scalability

11

BE A WATCH & SHOP ANYTIME, ANYWHERE EXPERIENCE

SHQP

ShopHQ.com

ShopHQ's mobile offerings allow customers to shop and buy anytime, anywhere

- Internet / mobile sales represent around 46% of total revenue
- Mobile growing rapidly and currently represents 25% of internet sales
- Customers are able to conveniently watch the broadcast, browse, purchase and share products
- Experience inspires shopping and is consistent across all channels
- iPad and Android apps offer content synchronized to the live broadcast
- Social networking broadens outreach




Internet & Mobile Revenue
$181
$178
$231
$251
$262
$297
F08
F09
F10
F11
F12 (1)
F13
10.4%
5-Year CAGR

(1) Because ValueVision follows a 4-5-4 retail calendar, every five to six years the Company has an extra week of operations in its reporting cycle, and this occurred in fiscal 2012. Therefore, full year fiscal 2012 has 53 weeks as compared to the same period for other presented years of 52 weeks. The extra week in F12 is not included in these calculations to show the numbers on a comparable basis.

Internet and Mobile sales continue to be a significant contributor to revenue and growth

12

MANAGEMENT’S CUSTOMER-CENTRIC AND OPERATIONAL FOCUS DELIVERED STRONG
SHQP
RESULTS...
ShopHQ.com
Management Initiatives
Expand Household Distribution and Broaden Product Offerings to Drive Volume Growth
Overhaul Product Mix to Drastically Reduce ASP and Improve Product and Operating Margin Profile
Negotiate Distribution Terms and Fine-tune Customer Engagement Dynamics to Improve Distribution Efficiency
KPI Improvement
U.S. Households (mm)
Net Units Shipped (mm)
20% Growth
132% Growth
80.0
86.6
72.4 7
F08
Average Selling Price
$176
F08
Transaction Costs / Unit
$4.82
F08
F11
54% Reduction
$104
F11
49% Improvement
$2.91
F11
F13
$81
F13
$2.48
F13
3
F08
31%
F08
Distribution Cost / Household
38% Improvement
$1.72
F08
5
F11
Return Rate
28% Improvement
23%
F11
$1.34
F11
F13
22%
F13
$1.07
F13
Strong KPI performance across critical business fundamentals underscore management’s progress to date

…AND PROVEN THE SCALABILITY OF VALUEVISION'S OPERATING MODEL OVER EACH STAGE OF OUR TURNAROUND

SHQP

ShopHQ.com

- Management stabilized the business, aligned the Company's assets and cost structure, and now achieving growth
- Results reflect a strategic diversification of product mix and a realignment of the distribution cost structure
- We have delivered eight consecutive quarters of revenue growth and positive Adjusted EBITDA

Revenue and Gross Margin ($millions)



Priority Timeline:
Survival (Jan '09 – Jan '11)
Strategic Alignment (Jan. '11–Jun. '12)
Growth (Since Jun. '12)
$700.0
$600.0
$500.0
$400.0
$300.0
$568
(7%)
$528
+7%
$562
(1%)
$558
+3%
$574
+12%
$640
F08
F09
F10
F11
F12(1)
F13

	F08	F09	F10	F11	F12	F13
Gross Margin	32.2%	32.9%	35.5%	36.6%	36.2%	35.9%

5-Year Revenue CAGR
VVTV: 2.4%
vs.
HSN: 3.4%
QVC: 3.5%

Adjusted EBITDA and Adjusted EBITDA Margin ($millions) (2)



Priority Timeline:
Survival (Jan '09 – Jan '11)
Strategic Alignment (Jan. '11–Jun. '12)
Growth (Since Jun. '12)
$40.0
$20.0
$0.0
($20.0)
($40.0)
($60.0)
($51.4)
($19.4)
$2.4
$1.0
$4.2
$18.0
F08
F09
F10
F11
F12(1)
F13

	F08	F09	F10	F11	F12	F13
Adj. EBITDA Margin	(9.1%)	(3.7%)	0.4%	0.2%	0.7%	2.8%

5-Year Adj. EBITDA Margin Improvement
VVTV: 11.9%
vs.
HSN: 3.1%
QVC: 1.3%

(1) Because ValueVision follows a 4-5-4 retail calendar, every five to six years the Company has an extra week of operations in its reporting cycle, and this occurred in fiscal 2012. Therefore, full year fiscal 2012 has 53 weeks as compared to the same period for other presented years of 52 weeks. The extra week in F12 is not included in these calculations to show the numbers on a comparable basis. The Company reported actual results of $587 million and $4.5 million for F12 revenue and F12 Adjusted EBITDA, respectfully.

(2) Adjusted for non-recurring items and stock-based compensation.

14

SHOPHQ CONTINUES TO PROVE GROWTH POTENTIAL WHILE SUSTAINING SIZABLE PROFITABILITY GROWTH
SHQP
ShopHQ.com
Clinton’s rhetoric ignores ShopHQ’s superior performance to peers
SHQP
HSN
Broadcast Retail Segment
QVC
US Only
Performance Since Relative TTM Performance Returns
Mr. Stewart became CEO since Q2 2012(1) Since
F2008 – F2013 Through TTM Q1 F2014 8/15/12
1,199 bps
9.4%
336 bps
2.4%
148.6%
Revenue CAGR Adj. EBITDA Revenue CAGR Adj. EBITDA
Margin Margin
Improvement Improvement
3.4% 311 bps
2.9% 35 bps 28.0%
Revenue CAGR EBITDA Margin Revenue CAGR EBITDA Margin
Improvement Improvement
3.5% 3.5%
135 bps 67 bps 57.9%
Revenue CAGR OIBITDA Margin Revenue CAGR OIBITDA Margin
Improvement Improvement
Note: Share price returns as of May 23rd, 2014.
(1) Q2 2012 performance announced August 15, 2012.

WE ARE HERE TO DELIVER VALUE OVER THE LONG-TERM AND OUR PERFORMANCE PROVES THE BEST IS YET TO COME
SHQP
ShopHQ.com
Keith Stewart appointed CEO on January 26, 2009
Dividend Adjusted Share Price Performance
Share Price Performance Through 5/23/2014
Since 1/26/2009
VVTV 775.0%
HSN 1,059.5%
Russell 2000 150.2%
S&P Retail 319.4%
Performance vs. HSN (284.5%)
Performance vs. Russell 2000 +624.8%
Performance vs. S&P Retail +455.6%
Commentary
A Late 2010: Market reacts strongly to potential swing
to profitability after only 2 years
B Fall 2011: Consumer Electronic vendor issues
demonstrate need to continue product mix refinement
C Summer 2012: Mr. Stewart announces “We returned
the Company to growth in Q2” as ValueVision is
positioned for long-term value creation
Share Performance
1800.0%
Survival Strategic Alignment Growth
1600.0% (Jan.2009–Jan.2011) (Jan. 2011–Jun. 2012) (Since Jun. 2012)
1400.0%
1200.0%
HSN
1000.0% 1,059.5%
B VVTV
800.0% 775.0%
A
600.0%
S&P
C
400.0% Retail Index
319.4%
200.0% Russell 2000
150.2%
0.0%
Jan-09 Sep-09 May-10 Jan-11 Sep-11 May-12 Jan-13 Sep-13 Apr-14
(200.0%)
VVTV HSN Russell 2000 S&P Retail Select Industry Index

VALUEVISION RETURN OVER THE LAST EIGHT QUARTERS
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Keith Stewart announced “We returned the Company to growth in Q2 on August 15, 2012”
Dividend Adjusted Share Price Performance
Share Price Performance Through 5/23/2014
Since 8/15/2012
VVTV 148.6%
HSN 28.0%
QVC 57.9%
Russell 2000 40.0%
S&P Retail Select 39.4%
Performance vs. HSN +120.7%
Performance vs. QVC +90.8%
Performance vs. Russell 2000 +108.6%
Performance vs. S&P Retail Select +109.3%
Share Performance 300.0% 250.0% 200.0%
VVTV 148.6% 150.0%
QVC 57.9% 100.0%
S&P Retail Index
39.4% 50.0%
Russell 2000
40.0% 0.0%
HSN
Aug-12 Oct-12 Dec-12 Feb-13 Apr-13 Jun-13 Aug-13 Oct-13 Dec-13 Feb-14 Apr-14
28.0% (50.0%)
VVTV
HSN
QVC
Russell 2000
S&P Retail Select Industry Index

THE NEXT STAGE FOR VALUEVISION IS GROWTH

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	Survival (Jan. 2009–Jan. 2011)	Strategic Alignment (Jan. 2011–Jun. 2012)	Growth (Since Jun. 2012)	Shareholder Return (2014 and Beyond)
ValueVision Actions	• Redeemed $50 million of GE Series B Preferred (12% PIK Interest) • Significantly reduced operating and fulfillment expenses • Reduced distribution cost per household by 38% • Reduced transaction cost per item by 49%	• Expanded distribution to increase home penetration • Improved channel positions • Created immersive customer experience with internet and mobile • Diversified product mix • Adjusted vendor base in Consumer Electronics	• Adjusted product mix to reduce average selling, better cater to impulse buyers and create a lower entry point • Improved merchandise mix that promotes purchase frequency • Continued to expand Household penetration and channel positioning	• Customer growth and purchase frequency are top priority: – Product mix improvement – ShopHQ brand awareness – Online & Mobile engagement
Results	• Turned a $51 million operating loss to an adjusted operating profit in only 2 years	• Expanded Households by 7.8% • Online & Mobile Sales Growth up 7.7% • Increase net units shipped by 5.6%	• 8 consecutive quarters of revenue growth and positive Adjusted EBITDA • Beat Wall Street revenue consensus 11 out of 16 times since Q3 2010 • Average Selling Price stabilized at $80 per item	• VVTV Shareholders have experienced a **775%+ increase** in shareholder value under **This Board** and **This Management Team** since Mr. Stewart and Mr. Ronning began a strategic realignment of ValueVision

18

EQUITY RESEARCH PRAISES MANAGEMENT’S EXECUTION OF THE COMPANY’S STRATEGY
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All sell-side analysts that cover ValueVision have a BUY rating post Q1 2014 earnings:
“Improvements in recent quarters appear to be driven by greater depth of SKUs in each category, thereby reducing concentration risk in product offerings. Broader product assortments are driving customer growth – YOY customer growth has trended from 7% in Q1, 22% in Q2, 20% in Q3, and 30% in Q4 to 19% in Q1. A bigger customer base increases the likelihood of sustainable long-term revenue growth, which is the driver of VVTV’s decision to lower ASPs by emphasizing products that appeal to a larger audience.”
- Dougherty & Company on May 22, 2014
“The company will leverage the sales growth more in F2015 and experience very high earnings growth. We think the long-term investment thesis is intact which is that the company can grow revenue by reducing ASP, increasing transactions and the higher revenue will leverage largely fixed operating expenses leading to strong earnings growth. With ample price appreciation potential to our new price target, we are maintaining our BUY rating.”
- Feltl and Company on May 22, 2014
“VVTV reported solid Q1 results… As evidence that the strategy to broaden the merchandise assortment and lower average prices is working, new customer acquisition was up 19% in Q1, paving the way for strong revenue growth in future quarters. ShopHQ has several brands and partnerships slated to launch this year: notably, a partnership featuring Shark Tank’s Mark Cuban that is being worked on for the summer.”
- Craig-Hallum on May 22, 2014
“Mobile continues to grow -- underscoring this mega trend in consumer behavior. We note that eCommerce sales in total were about 45% of the company’s total revenues, of which 32% (or 14% of the company’s total revenues) were conducted via a mobile device.
Mobile strategies put into place last year are paying off in driving penetration via mobile. For this year, the company intends to continue these enhancements aimed at driving customer engagement and purchase frequency.”
- Piper Jaffray on May 21, 2014
All emphasis added. Permission to quote or use the statements herein has not been sought or obtained from any party. This page presents only brief excerpts from selected analyst reports and does not purport to be comprehensive or to summarize the entire content of the reports. Other analyst reports may express alternative views. ValueVision is not responsible for the accuracy, completeness or currentness of the reports, and the presentation of these excerpts should not be read to imply adoption or endorsement by ValueVision of the reports or any views expressed therein.

VALUEVISION'S NOMINEES ARE HIGHLY QUALIFIED & CRITICAL TO CONTINUED SUCCESS

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- All board members are encouraged to take an objective and hard look at ValueVision's strategy and employ their breadth of experience to serve best interests of all stockholders

	Jill R. Botway (2013)	John D. Buck (2004)	William F. Evans (2011)	Landel C. Hobbs (2014)	Sean F. Orr (2011)	Lowell W. Robinson (2014)	Randy S. Ronning (2009)	Keith R. Stewart (2009)
Years of Media / Retail / Technology Operating Experience	• 25 years in media and marketing on traditional and digital platforms	• Over 30 years in consumer retail	• 3 years in media and retail • 20 years in technology	• 20 years of media experience and 30 years of finance expertise	• 25 years of consumer retail, media, finance and operations experience	• 35 years of retail, consumer, media, finance and operations experience	• 37 years of retail, consumer, media and operational experience	• 23 years of media, consumer, retail and operations
Benefit to ValueVision	• In addition to her media expertise, Ms. Botway adds value as an attorney with an understanding of legal issues that we may face	• In addition to his extensive board and VVTV experience, Mr. Buck shares his experience at Fingerhut Companies	• Offers senior financial management and accounting expertise gained with respect to financial reporting	• Offers extensive media and operational leadership experience as well as important viewpoints on strategy	• Mr. Orr is a CPA and offers senior financial and accounting expertise gained through his distinguished career	• Shares his extensive public company and Internet, media, consumer and retail industry experience	• Provides extensive senior executive level experience at two major retailing companies	• Brings extensive executive retail, operations, product sourcing and e-commerce experience
Relevant Experience	• President and CRO of Collective Media • Former Global EVP & Director of Sales and Marketing for Interactive Media Holdings • Former CEO of WMI • Former President of Omnicom's U.S. Strategic Business Units	• Former Chairman and Interim CEO of VVTV • Previously served various roles, including President & COO, at Fingerhut Companies • Chairman, Medica • Lead Director at Patterson • Former Director at ATS Medical	• Former EVP & CFO of Witness Systems • Former Partner at KPMG • Prior senior executive roles at ProSource, H&R Block and Management Science America • Director, SAIA • Former Director of SFN Group, Wolverine Tube, Electromagnetic Sciences and LXE	• CEO of LCH Enterprises LLC • Former COO & CFO of Time Warner Cable • Previously held various roles at AOL Time Warner and Turner Broadcasting System, Inc.	• CFO and Treasurer of Accretive Health • Former EVP & CFO of IPG • Former Director, IPG • Former partner at KPMG • Previously held various roles at Pepsico and Reader's Digest	• Former CFO & COO of MIVA • Former CFO and CAO of HotJobs.com and Advo / Valassis • Prior senior roles at Citigroup and Kraft • Former Director at The Jones Group, Local.com, International Wire Group, EdisonLearning, Inc. and Independent Wireless One	• Former EVP & Chief Merchandising Officer of QVC • Previously held various executive positions at J.C. Penney, including President of their catalog and internet divisions • Former Chairman, Commerce Hub	• CEO of ValueVision • Various roles at QVC, including General Manager of German business unit

20

VALUEVISION'S DIRECTORS PROVIDE ACCOUNTABILITY

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ValueVision Directors are Committed to Shareholder Value Creation Through Accountability

Deep Board Engagement Across Functional Areas

Area	Description
Annual Budget Process	• The Board reviews and approves sales, operating expenses and capital expenditure targets in accordance with our budget and 5-year plan
Set / Update Management Goals	• The Board sets and approves annual management goals in accordance with the budgeting process – No bonuses awarded in fiscal year 2008, 2010, 2011 or 2012
Governance	• The Board participates in weekly, monthly and quarterly business updates regarding operating and financial metrics that are key to budget expectations
Develop 5-Year Strategic Plan	• The Board works each year with management to set and implement a 5 year plan • Engaged and structured process for annual review of succession planning for CEO and management
Self Assessment	• The Board undergoes an annual assessment process to explore efficacy, talent, diversity of each committee and the Board as a whole – This self assessment leads us to seek for new candidates to enhance the Board's quality, diversity and ability to deliver shareholder value

Annual Meetings

- Review Board composition and Management performance
- Ensure Management is on track with 5-year plan objectives

Quarterly Meetings

- Ensure Management is on track with annual objectives
- Determine if intermediate-term adjustments need to be made

Monthly Updates

- Review operating and merchandising mix performance
- Reflect on event-driven changes to our business

Weekly Updates

- Regular KPI performance update
- Discuss recent vendor or distribution agreement wins

The Board has developed a culture of strong corporate governance

21

VALUEVISION’S NOMINEES ARE MISSION SHQP
CRITICAL AT THIS TIME IN STARK CONTRAST WITH THE DISSIDENT SLATE ShopHQ.com
Your Board’s
Nominees
Clinton’s
Nominees
Multi-Channel Retail Experience Within the Last Decade Media Related Public Board Experience Public Company C-Level Professional Experience
Jill R. Botway ✓ ✓ X
John D. Buck ✓ ✓ ✓
William F. Evans ✓ ✓ ✓
Landel C. Hobbs ✓ ✓ ✓
Sean F. Orr ✓ ✓ ✓
Lowell W. Robinson ✓ ✓ ✓
Randy S. Ronning ✓ ✓ ✓
Keith R. Stewart ✓ ✓ ✓
Ronald L. Frasch ✓ X ✓
Thomas Beers X X X
Thomas Mottola ✓ X X
Fred Siegel X X X
Mark Bozek X X X
Robert Rosenblatt ✓ ✓ X

MANAGEMENT AND BOARD INTERESTS ARE ALIGNED WITH LONG TERM SUCCESS
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ValueVision’s CEO and Board of Directors each own more shares than the Clinton Group
Notes: Ownership % sourced from each company’s most recently filed proxy.
(1) Per Clinton’s Definitive
Proxy Statement dated May 12, 2014.
(2) Liberty Interactive Corp. ownership based on LINTA shares.
(3) Peer group includes 1-800-FLOWERS.COM, Inc.; Big 5 Sporting Goods Corporation; Blue Nile, Inc.; Cato Corporation; Coldwater Creek Inc.; dELiA*s, Inc.; Liquidity Services, Inc.; New York
& Company Inc.; Nutrisystem, Inc.; Overstock.com Inc.; Pacific Sunwear of California Inc.; priceline.com Incorporated; Select Comfort Corporation; and Tuesday Morning Corporation.
Summary
Management’s and directors’ incentives are closely aligned with stockholders
Overall beneficial ownership of our CEO as well as other executive officers and directors is above the median of our proxy peer group
ValueVision:
– CEO Beneficial Ownership:
5.3%
– Beneficial Ownership of all Directors and Officers: 12.6%
Proxy Peers Median:
– CEO Beneficial Ownership:
1.4%
– Beneficial Ownership of all Directors and Officers: 7.8%
Clinton Group: 4.0%(1)
Beneficial Ownership as a % of Total Shares Outstanding
ValueVision Media
5.3% 7.3%
Leadership
Clinton Group 4.0% (1)
Selected Competitors:
HSN, Inc.
2.8% 0.9%
Leadership 7.8% - Median of
Proxy Peer Group
Board and CEO
ownership(3)
Liberty Interactive Corp.
1.2% 1.5%
Leadership (2)
0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0%
CEO Other Directors and Officers

VALUEVISION HAS BEEN OPEN TO A CONSTRUCTIVE DIALOG WITH CLINTON
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ValueVision has shown a repeated willingness to have an open dialog with Clinton Group
– On September 19, 2013, representatives of Clinton Group had a conference call with CEO Keith Stewart and CFO William McGrath; Clinton Group expressed their conclusion that Keith Stewart should be replaced as CEO but did not offer any concrete strategic recommendations
– On October 21, 2013, representatives of Clinton Group met with CEO Keith Stewart and directors
Sean Orr and Randy Ronning in Minneapolis; Clinton Group made a presentation to the Company’s representatives and again did not provide any recommendations, but merely repeated its previous desire to replace Keith Stewart
– On October 28, 2013, representatives of Clinton Group and director Sean Orr had a conference call to discuss the Board’s response to Clinton’s presentation; Sean Orr indicated that the Board supported the CEO and management team but was willing to listen to any concrete recommendations if Clinton provided any
– On April 14, 2014, Sean Orr and counsel for the Company spoke with Clinton to discuss possible approaches to reaching a settlement
– On April 21, 2014, Sean Orr again spoke with Clinton regarding a possible settlement of the proxy contest; no agreement was reached
Clinton Group has shown no interest in working with management and has wasted management’s time and the shareholders’ money by refusing to show up to the Special Meeting they sought
– In response to Clinton’s desire for a Special Meeting, on November 15, 2013, the Company issued a press release announcing it had scheduled a Special Meeting for March 14, 2014 to give shareholders an opportunity to vote on Clinton’s proposals
– On February 3, 2014, 10 days after ValueVision had already filed a preliminary proxy statement with the SEC, Clinton sent a letter to the Company abandoning its Special Meeting proposals and indicating that it would instead pursue a proxy fight at the Annual Meeting
Clinton’s unwillingness to engage in good faith with our Board and Management leaves us questioning whether their nominees will respect other shareholders as the Board has done

STOCKHOLDERS SHOULD HAVE SERIOUS
CONCERNS ABOUT CLINTON’S NOMINEES
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Clinton Group has been inconsistent and “flip-flopped” on the nominees it is advocating to be placed on the ValueVision board
– As recently as three months ago, Clinton proposed Dorrit M. Bern and Melissa B. Fisher as nominees
“critical” to the future success of ValueVision, yet weeks later, these nominees were suddenly swapped out for others
• Mr. Bozek has not been with any other major television shopping network since his departure from HSN more than 10 years ago
According to Clinton Group’s nomination letter, nominees Mark Bozek and Thomas D. Beers are limited partners of and have substantial capital interests in Channel Commerce Partners, L.P. which is associated with Clinton Group and a participant in its solicitation
– Nominee Thomas D. Beers is a trustee of the Beers Family Trust, which directly owns 39.96% of Channel Commerce Partners
– Mark Bozek has a 3% ownership in Channel Commerce Partners
– Each of Mark Bozek’s and the Beers Family Trust’s contributions are made through a feeder fund associated with the Clinton Group into Channel Commerce Partners; as such, each of Mr. Bozek and the Beers Family Trust is also a limited partner of this Clinton Group associate feeder fund
– Despite these facts and our ongoing communications with Clinton Group, Clinton only recently retraced and corrected their proxy to include this material relationship on May 23rd, 2014
ValueVision questions whether Clinton Group’s nominees will serve all shareholders’ interests or Clinton Group’s undisclosed (or yet to be determined) agenda

CLINTON GROUP'S NOMINEES HAVE EXHIBITED DISMAL TRACK RECORDS AS ELECTED STEWARDS OF OTHER PUBLIC COMPANIES

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Company	Board Member	Tenure Start Date	Tenure End Date[1]	Total Return[2]	Total Return Relative to Market Index[2][3]	Total Return Relative to Sector Index[2][4]
Pep Boys	Mr. Rosenblatt	3/13/2013	Present	(12.5%)	(31.8%)	(31.3%)
THWAPR Inc.	Mr. Rosenblatt	6/7/2010	2/27/2012	(99.0%)	(132.7%)	(155.5%)
Crocs, Inc.	Mr. Frasch	11/2/2006	Present	(20.4%)	(70.5%)	(134.1%)
				Average Underperformance:	(78.3%)	(107.0%)

- ValueVision notes that two of Clinton Group's nominees have a disturbing track record of stewardship
- Although Mr. Rosenblatt is Clinton Group's only nominee with Media related public company board experience, ValueVision questions Clinton Group's judgment in selecting Mr. Rosenblatt as a nominee:
  - During his appointment to the Board at THWAPR, the company has declined nearly 100% in value
  - More recently, The Pep Boys: Manny, Moe & Jack has also drastically underperformed the market by any measure since he joined their Board
- Additionally, two of Clinton Group's nominees lack any public company board experience (Mr. Beers and Mr. Siegel)
- Given the track record of Clinton's nominees, how can fellow shareholders be convinced that Clinton's slate is the right direction for the Company?

Source: SEC filings and Bloomberg.
(1) As of May 23, 2014.
(2) Reflects the dividend adjusted share price appreciation during the tenure of the nominees.
(3) Russell 2000.
(4) S&P Select Retail Index.

26

CLINTON GROUP'S RETAIL INVESTMENTS HAVE DECLINED IN VALUE

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Do not give Clinton Group the chance to disrupt your investment in ValueVision: The majority of their campaigns' targets have underperformed the Russell 2000 over the short and long-term(1)

- In campaigns where Clinton attempted to obtain or obtained a board seat, the target's median **total shareholder return underperformed the Russell 2000 by 6.8%** after 500 or fewer trading days post activist campaign announcement
- In campaigns **where Clinton was successful in gaining a board seat**, the target's median **total shareholder return was even worse by underperforming the Russell 2000 by 13.2%** after 500 or fewer trading days post activist campaign announcement

Clinton Group's materially dismal performances at other retailers such as Wet Seal, JAKKS and Dillard's demonstrate a severe lack of understanding around the basics of retail strategy. Clinton Group has already swung and missed three times… it's up to you whether they get to step up to the plate again.

A Costly Distraction to Wet Seal Shareholders

Noted activist investor, Clinton Group, accumulated a 7% position in WTSL and began agitating for change in spring 2012…**We believe the proxy battle distracted management from running the business resulting in comps accelerating to the downside.**

Jeremy Hamblin &
Peter Mahon
Dougherty & Company
August 12, 2013

Steward of Value Destruction at JAKKS Pacific

Our current estimates assume financial improvement over the next two years, coming off an earnings loss in 2012. **However, we do not have a high degree of confidence in our estimates given recent poor product performance, loss of business to competitors, an inability to create protectable brands, and the departure of key talent.**

Gerrick Johnson
BMO Capital Markets
March 5, 2013
(13 Months after Clinton Group Joined the Board)

Unable to Materialize Any Strategy for Growth at Dillard's

Dillard's greatest challenge for over a decade has been sales growth. We do not believe that the company has yet to come up with strategies to deal with this. In fact this may be becoming an even larger challenge as low levels of capital spending mean the store level experience will likely deteriorate further versus competitors that are spending closer to depreciation.

Michael Exstein & Christopher Su
Credit Suisse
August 2010
(2 Years after Clinton & Barrington board members were elected)

(1) Defined as dividend adjusted returns between 250 and 500 trading days (long-term) or 250 or fewer trading days (short-term) post announcement of an activist campaign.

All emphasis added. Permission to quote or use the statements herein has not been sought or obtained from any party. This page presents only brief excerpts from selected analyst reports and does not purport to be comprehensive or to summarize the entire content of the reports. Other analyst reports may express alternative views. ValueVision is not responsible for the accuracy, completeness or currentness of the reports, and the presentation of these excerpts should not be read to imply adoption or endorsement by ValueVision of the reports or any views expressed therein.

27

CASE STUDY: THE WET SEAL, INC.

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wet seal

Share Price Performance



$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
Jul-12
Sep-12
Nov-12
Jan-13
Mar-13
May-13
Jul-13
Sep-13
Nov-13
Jan-14
Mar-14
May-14
July 30, 2012: Clinton sends letter to board threatening to announce a written consent solicitation to replace the Board
Price: $2.72
September 17, 2012: Company offered to settle the proxy fight by expanding the Board to nine directors and adding two Clinton nominees and two directors selected by the current board; Clinton rejected offer
Price: $3.13
February 3, 2014: Clinton Nominee Mindy Meads resigns from the Board
Price: $2.26
April 7, 2014: Clinton Nominee Doritt Bern resigns from the Board
Price: $1.19
August 10, 2012: Company hired Guggenheim and Peter J. Solomon to review strategic options
Price: $3.04
August 22, 2012: Clinton announced intent to solicit written consent to remove four members of the Board and elect five new directors
Price: $2.79
October 5, 2012: Wet Seal reached settlement with Clinton and accepted resignations from 4 of its current board members and appointed 4 of Clinton's nominees to fill the vacancies
Price: $3.14
March 10, 2014: Company announces Clinton's letter agreement to vote for the Company's nominees to the Board at the upcoming annual meeting
Price: $1.91
May 23, 2014: Company's current share price is $0.95

Stock price decreased 65% from Clinton's settlement on October 5, 2012 to May 12, 2014

28

CASE STUDY: JAKKS PACIFIC, INC.
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JAKKs Pacific
Share Price Performance
April 23, 2012:
JAKKS announces $80 million self-tender
$20.00 at $20.00 per share and appoints an
independent director with nomination of
$19.00 additional director subject to Clinton
Group approval September 30, 2013:
$18.00 July 17, 2012: Clinton’s last reported
Price: $17.96 JAKKS announces 2nd ownership stake of
$17.00 Quarter Earnings, net 0.2% of JAKK stock
loss of $46.9 million
$16.00
$15.00 March 31, 2012: Price: $15.91
Clinton reports Price: $4.50
$14.00 ownership stake of
0.2% of JAKK stock
$13.00
$12.00 Price: $17.45
$11.00
March 14, 2012:
$10.00 Clinton Group sends letter
to the Board requesting
$9.00 the company start a sale
process and “openly
$8.00 consider the indication of
interest from Oaktree
$7.00 Capital Management, L.P”
Price: $16.55
$6.00
$5.00
$4.00
Mar-12 May-12 Aug-12 Oct-12 Dec-12 Feb-13 May-13 Jul-13 Sep-13
JAKKS share price declined 75% since its settlement with Clinton on April 23, 2012 and on
September 30, 2013, Clinton’s last reported position

CASE STUDY: DILLARD’S
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Dillard’s
Share Price Performance
June 28, 2007: Barington Capital
Group, a 3.2% stakeholder,
$40.00 requests meeting with Chairman
and CEO
Price: $36.69
$35.00 August 30, 2007: April 1, 2008: Settlement to May 17, 2008: September 25, 2008:
Barington Capital avoid proxy fight reached. Two Barington and Barington and Clinton file 13D
Group sends board seats were nominated by Clinton approved calling on the Board of additional letter the dissident group board members are Directors to repurchase all
$30.00 elected Class B shares with its own
Price: $23.03 Price: $18.41 class of directors on the Board
Price: $18.92
Price: $12.54
$25.00
$20.00
December 8,
$15.00 2008: Group
lowers stake to
below 5.0% stake
November 19, January 29, 2008: Price: $4.47
$10.00 2007: Company Barington, the Clinton Group and RJG
announces share Capital Management jointly filed a 13D
repurchase to report a combined 5.32% stake and
program a letter to the Board October 27, 2008:
$5.00 Additional letter sent
Price: $16.53 Price: $19.78 reiterating demands
Price: $4.52
$0.00
Jun-07 Aug-07 Oct-07 Dec-07 Feb-08 Apr-08 Jun-08 Aug-08 Oct-08 Dec-08
Stock price decreased 76% from when Clinton’s nominee was appointed to their December 13DA filing

SHAREHOLDERS HAVE A CLEAR CHOICE
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Strategy for
ValueVision
Director Nominees
Alignment and
Accountability
ShopHQ
Continued execution of a clearly articulated strategy
that has produced eight consecutive quarters of
positive adjusted EBITDA and has positioned the
Company to grow and substantially enhance
shareholder value:
– Expand and Optimize TV Distribution Platform
– Broaden and Diversify Merchandising Mix with
Compelling Product
– Grow Customer Base, Purchase Frequency and
Retention
– Be a Watch & Shop Anytime, Anywhere
Experience
Proven track record as demonstrated by their ability to
streamline operations, improve the quality and cost
effectiveness of the Company’s TV distribution
footprint and significantly enhance the stability and
flexibility of the Company’s balance sheet – all
designed to produce significant shareholder value
Nominated following a thorough review of their
qualifications
Aligned with stockholders via material equity
ownership
Accountable to stockholders with annual elections
Track Record of Performance
and Long-Term Value Creation
Clinton Group
Clinton Group has not provided any independent
strategy, and has, in fact, indicated that the
Company’s strategy is one that their own nominees
and potential new executives would continue to
execute
Clinton Group’s theater retail “solution” is marketing,
not a business model
Poor track record as stewards of value or no public
board experience at all
Minimal multi-channel retail experience in the last
decade
Pre-determined agenda by Clinton
Minimal public media Board experience
Inorganic and unaligned interests in the success of the
Company
Significant recent reductions in ownership
Short-term focus to detriment of long-term value
Clinton not aligned with interests of all stockholders
Lack of Clear Strategy and
Poor Performance Record

APPENDIX A – SUPPLEMENTARY CLINTON GROUP MATERIALS
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DISMAL PERFORMANCE OF CLINTON GROUP’S
CAMPAIGNS WITH OBTAINED BOARD SEATS
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Clinton Target Shareholder Returns Relative to the Russell 2000
700%
600%
2000 500%
Russell 400%
the
to
Relative 300%
200%
Performance 100%
0%
-100%
0 25 50 75 100 125 150 175 200 225 250 275 300 325 350 375 400 425 450 475 500
Days Since Activist Campaign Became Public (Until Company Delisting or 500 Days)
Summary – 250 Days or Fewer
Return Vs. Russell 2000 Over 0%
Return Vs. Russell 2000 Under 0%
Median Relative Return
Summary – 500 Days or Fewer
Return Vs. Russell 2000 Over 0%
Return Vs. Russell 2000 Under 0%
Median Relative Return
5
10
(16.4%)
5
10
(13.3%)
Source: SEC Filings, Press Releases, Shark Repellent and Company Websites.
Note: Initiating Event defined as the date of the first publicly available document citing Clinton Group announcing the pursuit of or intent to pursue a variety of tactics at a publicly traded companies or the announcement of settlement agreement between Clinton Group and a publicly traded company.
Note: Includes 15 contested situations with Clinton obtaining a Board seat within 500 days of the initiating event: Nutrisystem in 2012, Quality Systems, Inteliquent (f.k.a. Natural Tandem) in 2011, Inteliquent in 2013, Stillwater Mining, Digital Generation, The Wet Seal, Rumson-Fair Haven Bank, Red Robin Gourmet
Burgers in 2010, JAKK’s, Lenox Group, China Security
& Surveillance Technology, Giffon Corp, Abraxis
Petroleum and BJ’s Restaurants.
Note: When a second campaign is launched at the same target or the Company is delisted, performance is no longer tracked for the first campaign.

DISMAL PERFORMANCE OF CLINTON GROUP’S
CAMPAIGNS WITH INTENT TO OBTAIN / OR OBTAINED BOARD SEATS
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Clinton Target Shareholder Returns Relative to the Russell 2000
700%
600%
2000 500%
Russell 400%
the
to
Relative 300%
200%
Performance 100%
0%
-100%
0 25 50 75 100 125 150 175 200 225 250 275 300 325 350 375 400 425 450 475 500
Days Since Activist Campaign Became Public (Until Company Delisting or 500 Days)
Summary – 250 Days or Fewer
Return Vs. Russell 2000 Over 0%
Return Vs. Russell 2000 Under 0%
Median Relative Return
Summary – 500 Days or Fewer
Return Vs. Russell 2000 Over 0%
Return Vs. Russell 2000 Under 0%
Median Relative Return
7
14
(16.4%)
8
13
(6.8%)
Source: SEC Filings, Press Releases, Shark Repellent and Company Websites.
Note: Initiating Event defined as the date of the first publicly available document citing Clinton Group announcing the pursuit of or intent to pursue a variety of tactics at a publicly traded companies or the announcement of settlement agreement between Clinton Group and a publicly traded company.
Note: Includes 21 contested situations with Clinton publicly announcing the intent to obtain or obtaining a Board seat within 500 days of the initiating event: XenoPort, Nutrisystem in 2012, Quality Systems, Inteliquent (f.k.a. Natural Tandem) in 2011, Inteliquent in 2013, Gleacher & Company, ModusLink, Stillwater Mining, Digital Generation, The Wet Seal, Rumson-Fair Haven Bank, JAKK’s, Porter Bancorp, Select Comfort Corporation, Red Robin Gourmet Burger in 2010, Dillard’s, Lenox Group, China Security & Surveillance Technology, Giffon Corp, World Air
Holdings, Abraxis Petroleum, BJ’s Restaurants and
ValueVision Media.
Note: When a second campaign is launched at the same target or the Company is delisted, performance is no longer tracked for the first campaign.

APPENDIX B – DIRECTOR AND MANAGEMENT BIOGRAPHIES
SHQP
ShopHQ.com

DIRECTOR BIOGRAPHIES
SHQP
ShopHQ.com
Jill Botway
President and CRO of Collective Media
Ms. Jill R. Botway serves as the President and CRO of Collective Media. She recently served as Executive Vice President and Director of Sales and Marketing for Interactive Media Holdings, a multi-platform, digital media company in New York since 2012. In addition, from 2009 to 2010, Ms. Botway was Chief Executive Officer of WMI, Inc., a multi-platform media services company, and since 2010, she has been a Managing Member at private equity firm Cavu Holdings LLC. From 2005-2009, Ms. Botway was President of
Omnicom Media Group’s U.S. Strategic Business Units.
Before joining Omnicom, Ms. Botway held various executive positions with media companies and as an attorney has prior law firm experience.
Ms. Botway brings broad expertise in media and consumer marketing, as well as brand development, which gives the Board insight into customer focusing initiatives, marketing methods and brand positioning. As an attorney, Ms. Botway also brings a sound understanding of legal issues and concerns that may face the Company.
John Buck Chairman, Medica
Mr. John D. Buck currently serves as non-executive chairman of the Board of Medica (Minnesota’s second largest health insurer) and previously served as chief executive officer of Medica from July 2001 until his retirement in January 2003. From October 2007 to March 2008, and again from August 2008 through January 2009, Mr. Buck served as our interim Chief Executive Officer. Previously, Mr. Buck worked for Fingerhut Companies where he held several senior executive positions, including president and chief operating officer. He left Fingerhut in October 2000. Mr. Buck also previously held executive positions at Graco Inc., Honeywell Inc., and Alliant Techsystems Inc. Mr. Buck currently serves on the Board of Directors of Patterson Companies, Inc.
Mr. Buck provides the Board with his experience in the consumer retail industry, including his past service as an interim Chief Executive Officer of our Company and his senior leadership positions at Fingerhut Companies. He additionally brings to us the knowledge and judgment he gains from serving on other public and private company boards, which allows us to benefit from his insight into board governance matters and appropriate board processes.

DIRECTOR BIOGRAPHIES
SHQP
ShopHQ.com
William Evans
Former VP & CFO, Witness Systems
Mr. William F. Evans most recently served as the executive vice president and chief financial officer of Witness Systems, Inc., a public, global provider of workforce optimization software and services based in Roswell, Georgia from May 2002 until he retired when the company was sold in June 2007. Previously, Mr. Evans had served in a number of operational and financial management roles for a variety of companies, including Superior Essex, ProSource, Inc., H&R Block, Inc., Management Sciences of America and Electromagnetic Sciences, Inc. He began his professional career at Peat Marwick, Mitchell, and Co. (now KPMG), where he was elected a partner in 1980 and was named partner-in-charge of the Atlanta audit practice in 1985. Mr. Evans has served on the Board of Directors of several other private and public companies, including SFN Group, Inc. and Wolverine Tube, Inc. Mr. Evans also currently serves on the Board of directors of SAIA, Inc., where he serves on the audit committee.
Mr. Evans offers senior financial management and accounting expertise gained through his long career both in public accounting as well as in senior management and board positions with corporate governance duties at a number of companies. We believe his broad experience and service in senior management and boards of directors provides our Board with valuable expertise, particularly with respect to financial reporting.
Landel C. Hobbs CEO, LCH Enterprises LLC
Mr. Landel C. Hobbs has been Chief Executive Officer of LCH Enterprises LLC, a consulting firm that operates in the broader telecommunications and media space, since 2010. Mr. Hobbs previously served as Chief Operating Officer of
Time Warner Cable (“TWC”) from 2005 until the end of 2010 and was Chief Financial Officer of TWC from 2001 until 2005. He served as Vice President of Financial Analysis and Operations Support for all divisions of AOL Time Warner from September 2000 until October 2001. Mr. Hobbs also served in various positions, including Senior Vice President, Controller and Chief Accounting Officer, of Turner Broadcasting System, Inc. from 1993 until 2000. Before joining Turner in 1993, he served as Senior Vice President and Audit Director of Banc One Illinois Corporation and Senior Manager with KPMG Peat Marwick. He is Lead Director of Allconnect and a current Trustee of the National 4H Council and The Dyslexia Resource Trust. He was previously Chair and a Director of CSPAN and a Trustee of Women in Cable Television (WICT) and is a Broadcasting and Cable Hall of Fame Member.
We believe Mr. Hobbs’ experience in the media and telecommunications sectors, including financial, strategic and operational leadership roles, provide the Board with important experience and viewpoints in the strategically important areas of media, telecommunications and finance.

DIRECTOR BIOGRAPHIES
SHQP
ShopHQ.com
Sean Orr
CFO and Treasurer of Accretive Health, Inc.
Mr. Sean F. Orr is currently the CFO and Treasurer of Accretive Health, Inc., a position he has served in since August 2013. Before that, Mr. Orr served as SVP and CFO for Maxum Petroleum, Inc. from July 2012 until December 2012, following the company’s sale to a third party. From March 2009 through June 2012, Mr. Orr provided consulting services to a range of clients in his own consulting business as well as serving active roles on two not-for-profit boards. Prior to that he served as president and CFO of Dale and Thomas Popcorn, LLC, a snack food business, from February 2007 until March 2009. Prior to that, he was a partner in Tatum Partners, LLC, an executive services firm, in 2006, and the EVP and CFO of The Interpublic Group of Companies, a parent of global advertising and public relations firms, from 1999 to 2003. He also worked at Pepsico Inc. from 1994 to 1999 in the roles of SVP and Controller at Pepsico Corporate Headquarters and EVP and CFO of its Frito-Lay division; Reader’s Digest as VP and Controller from 1990 to 1994; and Peat Marwick, Mitchell, and Co. (now KPMG), from 1976 to 1990 (serving as a partner from 1986 to 1990). Mr. Orr also was a member of the Board of Directors and Chairman of the Board’s Finance Committee for The Interpublic Group of Companies from 1999-2003.
Mr. Orr is a certified public accountant and offers senior financial management and accounting expertise gained through his long career both in public accounting and in private industry. We believe his broad experience and service in senior management provides our Board with valuable expertise, particularly with respect to financial reporting and capital markets.
Lowell W. Robinson
Former CFO and COO of MIVA, Inc.
Mr. Lowell W. Robinson served as the CFO and COO of MIVA, Inc., an online advertising network, from 2007 through 2009. He joined MIVA in 2006 as CFO and Chief Administrative Officer. He had previously served as the President of LWR Advisors from 2002 to 2006 and as the CFO and Chief Administrative Officer at HotJobs.com from 2000 to 2002. He previously held senior financial positions at Advo, Inc., Citigroup Inc. and Kraft Foods, Inc. Mr. Robinson also served on the Board of Directors of The Jones Group from 2005 to 2014, the Board of Directors of Local.com Corporation from 2011 to 2012, the Board of Advisors for the University of Wisconsin School of Business from 2006 to 2010, the Board of Directors of International Wire Group, Inc. from 2003 to 2009, and the Board of Directors of Independent Wireless One, Diversified Investment Advisors and Edison Schools Inc. He is a member of the Smithsonian Libraries Advisory Board and the Board of the Metropolitan Opera Guild. Since 2009, Mr. Robinson’s principal occupation and employment has consisted of his service on the Board of Directors of the Jones Group, the Board of Directors of Local.com Corporation and the Board of Advisors for the University of Wisconsin School of Business.
We believe that Mr. Robinson’s extensive public company experience and deep understanding of the Internet, media, consumer and retail industries provide our Board with critical experience and perspectives on issues of importance to public companies operating in the e-commerce area.

DIRECTOR BIOGRAPHIES
SHQP
ShopHQ.com
Keith Stewart CEO
Mr. Keith Stewart joined ShopHQ in 2008 after having served the majority of his retail career at QVC, where he most recently was general manager of QVC’s large and profitable German business unit, vice president – merchandising home of QVC (USA), and vice president – international sourcing of QVC (USA). During his tenure at QVC, he developed expertise in all areas of TV shopping, including merchandising, programming, cable distribution, strategic planning, organizational development, and international sourcing. Mr. Stewart is also experienced in leading a large employee base and vendor community with a focus to drive sales, profits, and new customers.
Mr. Stewart brings to our Board and our Company extensive executive retail, operations, product sourcing and e-commerce experience both domestically and internationally with more than 23 years of leadership experience in the electronic retailing industry. His strong understanding of multichannel retailing strategy and operations and his track record of delivering growth and profitability in our industry gives the Board essential perspectives and insights in their oversight of Company strategy and development.
Randy Ronning Chairman of the Board
Mr. Randy S. Ronning currently serves as Chairman of our Board. Mr. Ronning served as EVP and chief merchandising officer of QVC, a major electronic retailer, where he oversaw all merchandising, brand management, and merchandise analysis efforts of QVC and QVC.com, from June 2005 until his retirement in January 2007. He also was responsible for QVC.com operations during this period. Previously, Mr. Ronning was EVP with responsibility over affiliate sales and marketing, information services, marketing, research and sales analysis, direct marketing, corporate marketing, public relations, and charitable giving at QVC, from 2001 to May 2005. Prior to joining QVC, Mr. Ronning spent 30 years with J.C. Penney Co., where he held executive positions including president of its catalog and internet divisions. Mr. Ronning has also served on the Boards of several nonprofit and organizations, including the Electronic Retailing Association, the Dallas Symphony Association, the University of Dallas, the Fashion Institute of Technology, the Mail Order Association, Chairman of the Board, Forrester Research, Knot, Philadelphia Orchestra, The Franklin Institute, and another private company, Commerce Hub, where he was Chairman of the Board.
Mr. Ronning’s extensive senior executive level experience at two major retailing companies provides the Board and the Company with invaluable expertise and industry knowledge as we continue to execute our strategy for growth and profitability. In particular, Mr. Ronning’s record of success in leading the development and success of the e-commerce operations at his prior companies is of substantial importance to the Board and the Company in addressing similar growth opportunities in our Company’s business. Mr. Ronning’s depth of experience in managing, leading and motivating employees provides the Board with great insights in his role as chairman of the human resources and compensation committee.

MANAGEMENT BIOGRAPHIES
SHQP
ShopHQ.com
Keith R. Stewart CEO
Mr. Keith Stewart joined ShopHQ in 2008 after having served the majority of his retail career at QVC, where he most recently was general manager of QVC’s large and profitable German business unit, vice president – merchandising home of QVC (USA), and vice president – international sourcing of QVC (USA). During his tenure at QVC, he developed expertise in all areas of TV shopping, including merchandising, programming, cable distribution, strategic planning, organizational development, and international sourcing. Mr. Stewart is also experienced in leading a large employee base and vendor community with a focus to drive sales, profits, and new customers.
Mr. Stewart brings to our Board and our Company extensive executive retail, operations, product sourcing and e-commerce experience both domestically and internationally with more than 23 years of leadership experience in the electronic retailing industry. His strong understanding of multichannel retailing strategy and operations and his track record of delivering growth and profitability in our industry gives the Board essential perspectives and insights in their oversight of Company strategy and development.
William J. McGrath EVP & CFO
Mr. William McGrath is the Executive Vice President and Chief Financial Offer for ShopHQ. Mr. McGrath was appointed EVP & CFO in June 2011. He joined the company in January 2010 as Vice President of Quality Assurance and was appointed Senior Vice President & Chief Financial Officer in August 2010. Most recently, Mr. McGrath served as Vice President Global Sourcing Operations and Finance at QVC in 2008. During his tenure at QVC, he also served as Vice President Corporate Quality Assurance and Quality Control from 1999 – 2008; Vice President Merchandise Operations and Inventory Control from 1995-1999; Vice President Market Research and Sales Analysis from 1992 – 1995; and Director Financial Planning and Analysis from 1990-1992. Prior to QVC, Mr. McGrath held a variety of leadership positions at Subaru of America from 1983-1990 and Arthur Andersen from 1979-1983. He holds an MBA in finance from Drexel University and a BS in Accounting from Saint Joseph’s University.

MANAGEMENT BIOGRAPHIES
SHQP
ShopHQ.com
G. Robert Ayd President
Mr. Bob Ayd joined ShopHQ in February 2010 as President, overseeing Merchandising, Planning, Programming, Broadcast Operations, and On-Air Talent. Mr. Ayd brings an extensive background and proven track record of success to ShopHQ, including executive leadership roles at QVC and Macy’s. Most recently, he served as Executive Vice President and Chief Merchandising Officer at QVC (U.S.) from 2006 to 2008. During his tenure at QVC, Mr. Ayd also served as Senior Vice President, Design Development & Global Sourcing and Brand Development from 2005 to 2006, and Senior Vice President of Jewelry and Fashion from 2000 to 2004. Prior to joining QVC in 1995 as Vice President of Fashion, Mr. Ayd held numerous executive leadership positions for Macy’s, culminating with Senior Vice President in Women’s Sportswear from 1991 to 1995. Mr. Ayd began his career at Macy’s in 1975 as buyer of handbags, bodywear and footwear.
Carol Steinberg COO
Ms. Carol Steinberg is the Chief Operating Officer for
ShopHQ. Ms. Steinberg was appointed the COO in October of 2012. She joined the company in June 2009 as Senior Vice President of E-Commerce, Marketing and Business Development and was appointed EVP of Internet, Marketing and Human Resources in June 2011. Ms. Steinberg has over 25 years of experience in marketing, customer relationships, management, strategic planning and business development across a broad portfolio of businesses in the TV shopping, retail, cable, pharmaceutical and financial industries.
Previously she was Vice President at David’s Bridal, where she expanded its Internet presence by designing and implementing marketing and merchandising strategies that drove traffic in store and online. Prior to this position, Ms. Steinberg spent 12 years at QVC, most recently having served as the Director of Online Marketing and Business Development.

APPENDIX C – RECONCILIATION TO ADJUSTED EBITDA AND ADJUSTED NET INCOME / (LOSS)
SHQP
ShopHQ.com

SUMMARY ADJUSTED EBITDA RECONCILIATION

SHQP

ShopHQ.com

($ 000s)

	F08 FY	F09 FY	F10 FY	F11 FY	F12 FY*	F13 FY	F14 Q1
EBITDA, as adjusted	**$(51,421)**	**$(19,411)**	**$ 2,351**	**$ 996 b**	**$ 4,494**	**$ 18,012**	**$ 5,513**
Less:							
FCC license impairment	(8,832)				(11,111)		
Writedown of Auction Rate Securities	(11,072)						
Gain (loss) on sale of investments or asset	(969)	3,628			100		
CEO Transition Cost	(2,681)	(1,932)			-		
Debt Extinguishment	-	-	(1,235)	(25,679)	(500)		
Activist Shareholder Response Costs		-	-	-	-	(2,133)	(1,045)
Restructuring costs and other non-recurring items	(4,299)	(2,303)	(1,130)	-	-	-	
Non-cash share-based compensation	(3,928)	(3,205)	(3,350)	(5,007)	(3,257)	(3,218)	(1,044)
EBITDA (as defined) (a)	(83,202)	(23,223)	(3,364)	(29,690)	(10,274)	12,662	3,424
A reconciliation of EBITDA to net income (loss) is as follows:							
EBITDA, as defined	(83,202)	(23,223)	(3,364)	(29,690)	(10,274)	12,662	3,424
Adjustments:							
Depreciation and amortization	(17,297)	(14,320)	(13,337)	(12,827)	(13,423)	(12,585)	(2,372)
Interest income	2,739	382	51	64	11	18	-
Interest expense	-	(4,928)	(9,795)	(5,527)	(3,970)	(1,437)	(391)
Income taxes	(33)	91	577	(84)	(21)	(1,173)	(201)
Net income (loss)	**$ (97,793)**	**$ (41,998)**	**$ (25,868)**	**$ (48,064)**	**$ (27,676)**	**$ (2,515)**	**$ 460**

***Includes 14th week/53rd week**

a) EBITDA as defined for this statistical presentation represents net income (loss) from continuing operations for the respective periods excluding depreciation and amortization expense, interest income (expense) and income taxes. The Company defines Adjusted EBITDA as EBITDA excluding debt extinguishment; non-operating gains (losses); non-cash impairment charges and write-downs; activist shareholder response costs; and non-cash share-based compensation expense.

Management has included the term EBITDA, as adjusted, in its EBITDA reconciliation in order to adequately assess the operating performance of the Company's television and Internet businesses and in order to maintain comparability to its analyst's coverage and financial guidance. Management believes that EBITDA, as adjusted, allows investors to make a more meaningful comparison between our business operating results over different periods of time with those of other similar small cap, higher growth companies. In addition, management uses EBITDA, as adjusted, as a metric measure to evaluate operating performance under its management and executive incentive compensation programs. EBITDA, as adjusted, should not be construed as an alternative to operating income (loss) or to cash flows from operating activities as determined in accordance with GAAP and should not be construed as a measure of liquidity. EBITDA, as adjusted, may not be comparable to similarly entitled measures reported by other companies.

43

SUMMARY ADJUSTED NET INCOME RECONCILIATION
SHQP
ShopHQ.com
($ Millions)
F08 FY F09 FY F10 FY F11 FY F12 FY* F13 FY F14 Q1
1/31/2009 1/30/2010 1/29/2011 1/28/2012 2/2/2013 2/1/2014 5/3/2014
Net Sales $567.5 $527.9 $562.3 $558.4 $586.8 $640.5 $159.7
Gross Profit $182.8 $173.8 $199.5 $204.1 $212.4 $230.0 $60.0
Gross Profit % 32.2% 32.9% 35.5% 36.6% 36.2% 35.9% 37.6%
Adjusted EBITDA $(51.4) $(19.4) $2.4 $1.0 $4.5 $18.0 $5.5
Adjusted Net Income/(Loss) $(89.3) $(14.7) $(24.6) $(22.4) $(16.1) $(0.4) $1.5
FCC License Impairment $(8.8) $—   $—   $—   $(11.1) $—   $—
Debt Extinguishment $—   $—   $(1.2) $(25.7) $(0.5) $—   $—
Activist Shareholder Costs $—   $—   $—   $—   $—   $(2.1) $(1.0)
Net Income/(Loss) $(98.1) $(14.7) $(25.9) $(48.1) $(27.7) $(2.5) $0.5